Exhibit 99.1

EA REPORTS SECOND QUARTER FISCAL 2007 RESULTS

Q2 Net Revenue a Record $784 Million Driven by EA SPORTS Titles

Need for Speed Carbon Debuts on 10 Platforms

REDWOOD CITY, CA – November 2, 2006 – Electronic Arts (NASDAQ: ERTS) today announced preliminary financial results for its fiscal second quarter ended September 30, 2006.

Fiscal Second Quarter Results

Net revenue for the second quarter was $784 million, up 16 percent as compared with $675 million for the prior year. Sales were driven primarily by Madden NFL 07, NCAA® Football 07, FIFA 07, NBA Live 07 and catalog titles.

Gross profit for the quarter was $445 million, up 14 percent year-over-year. Net income for the quarter was $22 million as compared with $51 million for the prior year. The Company adopted Statement of Financial Accounting Standards (SFAS) No. 123R “Share-Based Payment” at the beginning of its fiscal year resulting in pre-tax stock-based compensation charges of $33 million in the second quarter. Diluted earnings per share were $0.07 as compared with $0.16 for the prior year.

Non-GAAP net income was $65 million as compared with $46 million a year ago – an increase of 41 percent year-over-year. Non-GAAP diluted earnings per share were $0.21 as compared with $0.15 for the prior year. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was $571 million as compared with $592 million a year ago. The Company ended the quarter with cash, cash equivalents and marketable securities of $2.4 billion.

“We are well prepared for the holidays on all platforms, including the Xbox 360, PLAYSTATION 3 and the Nintendo Wii,” said Larry Probst, Chairman and Chief Executive Officer. “In the quarter, we plan to release eight titles across multiple platforms and currently have more than 30 next-generation games in development.”

“This was a strong quarter for EA,” said Warren Jenson, Chief Financial and Administrative Officer. “While our industry remains in the midst of transition the landscape looks strong enough that we are able to increase our guidance range for the year.”

Highlights (comparisons are to the quarter ended September 30, 2005)

•	Net revenue: North America – up 16 percent to a Q2 record $512 million; Europe – up 28 percent to a Q2 record $245 million; Asia – down 34 percent to $27 million. Movements in foreign currency rates positively impacted net revenue by $10 million, or one percent.

•	Xbox 360™ revenue was $166 million – offsetting a 25 percent decline in current-generation console revenue.

•	Year-to-date, EA is the number one publisher on the Xbox 360 in both North America and Europe.

1

•	Madden NFL 07 had a record launch with five million copies sold in just five weeks. Year-to-date, Madden NFL 07 is the industry’s number one title in North America.

•	NCAA Football 07 set a record – selling over 2 million copies in the quarter.

•	NHL® 07 has gone platinum since launch.

•	FIFA 07 had a strong international launch – selling nearly two million copies in just one week.

•	EA has partnered with Apple® to bring its games to the iPod®.

•	EA has joined with Massive and IGA to introduce dynamic in-game advertising to several titles.

•	EA purchased Phenomic Games, a talented European developer of real time strategy games.

•	EA closed the acquisition of Mythic Entertainment, the critically acclaimed developer of massively multiplayer online games.

Business Outlook

The following forward-looking statements, as well as those made above, reflect expectations as of November 2, 2006. Results may be materially different and are affected by many factors, such as: the timely release of next-generation hardware and the ability of console manufacturers to produce an adequate supply of consoles to meet demand; development delays on EA’s products; changes in foreign exchange rates; the overall global economy; the popular appeal of EA’s products; competition in the industry; EA’s effective tax rate and other factors detailed in this release and in EA’s annual and quarterly SEC filings.

Fiscal Third Quarter Expectations – Ending December 31, 2006

•	Net revenue is expected to be between $1.2 and $1.3 billion.

•	GAAP diluted earnings per share are expected to be between $0.33 and $0.43.

•	Non-GAAP diluted earnings per share are expected to be between $0.50 and $0.60. Expected non-GAAP diluted earnings per share exclude the following items from expected GAAP diluted earnings per share: approximately $0.09 of estimated stock-based compensation; approximately $0.04 related to the Company’s acquisition of Mythic Entertainment; approximately $0.03 of amortization of intangible assets; and approximately $0.01 of estimated restructuring charges related to the reorganization and establishment of an international publishing headquarters in Geneva.

Fiscal Year Expectations – Ending March 31, 2007

•	Net revenue is expected to be between $2.950 and $3.125 billion – up from previous expectations of $2.8 to 3.0 billion

•	GAAP diluted earnings per share are expected to be breakeven to $0.15 – versus previous expectations of ($0.30) to breakeven.

•

Non-GAAP diluted earnings per share are expected to be between $0.55 and $0.70 – up from previous expectations of $0.35 to $0.65. Expected non-GAAP diluted earnings per share excludes the following items from expected GAAP diluted earnings per share: approximately $0.33 of estimated stock-based compensation; approximately $0.13 of amortization of intangible assets; approximately $0.05 related to the Company’s acquisitions of Mythic Entertainment and Digital Illusions; and approximately $0.04 of

2

estimated restructuring charges related to the reorganization and establishment of an international publishing headquarters in Geneva.

Conference Call

Electronic Arts will host a conference call today at 2:00 pm PT (5:00 pm ET) to review its results for the second quarter of fiscal 2007 and to discuss its outlook for the future. During the course of the call, Electronic Arts may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (800) 500-0311, access code 220497, or a webcast: http://investor.ea.com.

A dial-in replay of the conference call will be provided until November 9, 2006 at (719) 457-0820, access code 220497. A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Non-GAAP Financial Measures

To supplement the Company’s unaudited condensed consolidated financial statements presented in accordance with GAAP, Electronic Arts uses certain non-GAAP measures of financial performance. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The non-GAAP financial measures used by Electronic Arts include non-GAAP operating income (loss), non-GAAP net income (loss) and historical and estimated non-GAAP diluted earnings (loss) per share. These non-GAAP financial measures exclude the following items from the Company’s statement of operations:

•	Acquired in-process technology

•	Amortization of intangibles

•	Certain litigation expense

•	Restructuring charges

•	Stock-based compensation

•	Income tax adjustments (consisting of the income tax effect of the items listed above and certain one-time income tax adjustments)

In addition, Electronic Arts may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Electronic Arts believes that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook. Electronic Arts’ management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing the Company’s operating results both as a consolidated entity and at the business unit level, as well as when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate comparisons of the Company’s performance to prior periods.

3

In addition to the reasons stated above, which are generally applicable to each of the items Electronic Arts excludes from its non-GAAP financial measures, the Company believes it is appropriate to exclude certain items for the following reasons:

Amortization of Intangibles. When analyzing the operating performance of an acquired entity, Electronic Arts’ management focuses on the total return provided by the investment (i.e., operating profit generated from the acquired entity as compared to the purchase price paid) without taking into consideration any allocations made for accounting purposes. Because the purchase price for an acquisition necessarily reflects the accounting value assigned to intangible assets (including acquired in-process technology and goodwill), when analyzing the operating performance of an acquisition in subsequent periods, the Company’s management excludes the GAAP impact of acquired intangible assets to its financial results. Electronic Arts believes that such an approach is useful in understanding the long-term return provided by an acquisition and that investors benefit from a supplemental non-GAAP financial measure that excludes the accounting expense associated with acquired intangible assets.

In addition, in accordance with GAAP, Electronic Arts generally recognizes expenses for internally-developed intangible assets as they are incurred, notwithstanding the potential future benefit such assets may provide. Unlike internally-developed intangible assets, however, and also in accordance with GAAP, the Company generally capitalizes the cost of acquired intangible assets and recognizes that cost as an expense over the useful lives of the assets acquired (other than goodwill, which is not amortized, and acquired in-process technology, which is expensed immediately, as required under GAAP). As a result of their GAAP treatment, there is an inherent lack of comparability between the financial performance of internally-developed intangible assets and acquired intangible assets. Accordingly, Electronic Arts believes it is useful to provide, as a supplement to its GAAP operating results, a non-GAAP financial measure that excludes the amortization of acquired intangibles.

Stock-Based Compensation. Electronic Arts adopted SFAS No. 123R, “Share-Based Payment” beginning in its fiscal year 2007. When evaluating the performance of its individual business units, the Company does not consider stock-based compensation charges. Likewise, the Company’s management teams exclude stock-based compensation expense from their short and long-term operating plans. In contrast, the Company’s management teams are held accountable for cash-based compensation and such amounts are included in their operating plans. Further, when considering the impact of equity award grants, Electronic Arts places a greater emphasis on overall shareholder dilution rather than the accounting charges associated with such grants.

Video game platforms have historically had a life cycle of four to six years, which causes the video game software market to be cyclical. The Company’s management analyzes its business and operating performance in the context of these business cycles, comparing Electronic Arts’ performance at similar stages of different cycles. For comparability purposes, Electronic Arts believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its core business. In addition, given the Company’s adoption of SFAS No. 123R, “Share-Based Payment” beginning with its fiscal year ending March 31, 2007, Electronic Arts believes that a non-GAAP financial measure that excludes stock-based compensation will facilitate the comparison of its year-over-year results.

Restructuring Charges. Although Electronic Arts has engaged in various restructuring activities over the past several years, each has been a discrete, extraordinary event based on a unique

4

set of business objectives. Each of these restructurings has been unlike its predecessors in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities on a regular basis or in the ordinary course of business. As such, the Company believes it is appropriate to exclude restructuring charges from its non-GAAP financial measures.

In the financial tables below, Electronic Arts has provided a reconciliation of the most comparable GAAP financial measure to each of the historical non-GAAP financial measures used in this press release.

Forward-Looking Statements

Some statements set forth in this release, including the estimates under the heading “Business Outlook,” contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: the timely release of next-generation hardware; the availability of an adequate supply of current-generation and next-generation hardware units (including the Xbox 360™ video game and entertainment system, the PLAYSTATION®3 computer entertainment system and the Wii™); the Company’s ability to predict consumer preferences among competing hardware platforms; consumer spending trends; the seasonal and cyclical nature of the interactive game segment; timely development and release of Electronic Arts’ products; competition in the interactive entertainment industry; the Company’s ability to manage expenses during fiscal year 2007; the Company’s ability to attract and retain key personnel; changes in the Company’s effective tax rates; adoption of new accounting regulations and standards; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the Company’s ability to secure licenses to valuable entertainment properties on favorable terms; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. These forward-looking statements speak only as of November 2, 2006. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements, including those made under the “Business Outlook” heading. In addition, the financial results set forth in this release are estimates based on information currently available to Electronic Arts. While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended September 30, 2006.

About Electronic Arts

Electronic Arts Inc. (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for videogame systems, personal computers, cellular handsets and the Internet. Electronic Arts markets its products under four brand names: EA SPORTSTM, EATM, EA SPORTS BIGTM and POGOTM. In fiscal 2006, EA posted revenue of $2.95 billion and had 27 titles that sold more than one million copies. EA’s

5

homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

All trademarks are the property of their respective owners.

For additional information, please contact:

Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

6

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in millions, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2006	2005	2006	2005
Net revenue	$784	$675	$1,196	$1,040
Cost of goods sold	339	284	506	434

Gross profit	445	391	690	606

Operating expenses:
Marketing and sales	108	107	185	182
General and administrative	72	52	131	103
Research and development	238	182	454	365
Amortization of intangibles	7	1	13	2
Acquired in-process technology	2	—	2	—
Restructuring charges	4	—	10	—

Total operating expenses	431	342	795	652

Operating income (loss)	14	49	(105)	(46)

Interest and other income, net	24	13	45	30

Income (loss) before provision (benefit) from income taxes and minority interest	38	62	(60)	(16)
Provision (benefit) from income taxes	16	9	(1)	(13)

Income (loss) before minority interest	22	53	(59)	(3)
Minority interest	—	(2)	—	(4)

Net income (loss)	$22	$51	$(59)	$(7)

Earnings (loss) per share:
Basic	$0.07	$0.17	$(0.19)	$(0.02)
Diluted	$0.07	$0.16	$(0.19)	$(0.02)

Number of shares used in computation:
Basic	307	302	306	305
Diluted	315	314	306	305

Non-GAAP Results (in millions, except per share data)

The following table reconciles the Company’s net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share. The Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude acquired in-process technology, amortization of intangibles, certain litigation expense, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Three Months Ended September 30,		Six Months Ended September 30,
	2006	2005	2006	2005
Net income (loss)	$22	$51	$(59)	$(7)
Acquired in-process technology	2	—	2	—
Amortization of intangibles	7	1	13	2
Certain litigation expense	—	1	—	1
COGS amortization of intangibles	7	2	13	4
Restructuring charges	4	—	10	—
Stock-based compensation	33	1	70	1
Income tax adjustments	(10)	(10)	(22)	(10)

Non-GAAP net income (loss)	$65	$46	$27	$(9)

Non-GAAP diluted earnings (loss) per share	$0.21	$0.15	$0.09	$(0.03)
Number of shares used in non-GAAP diluted earnings (loss) per share computation	315	314	314	305

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in millions)

	September 30, 2006	March 31, 2006 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,172	$2,272
Marketable equity securities	204	160
Receivables, net of allowances of $172 million and $232 million, respectively	267	199
Inventories	67	61
Deferred income taxes, net	89	86
Other current assets	210	234

Total current assets	3,009	3,012

Property and equipment, net	448	392
Investment in affiliates	11	11
Goodwill	709	647
Other intangibles, net	231	232
Other assets	103	92

TOTAL ASSETS	$4,511	$4,386

LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$199	$163
Accrued and other liabilities	634	706

Total current liabilities	833	869

Deferred income taxes, net	13	29
Other liabilities	61	68

Total liabilities	907	966

Minority interest	13	12

Stockholders’ equity:
Common stock	3	3
Paid-in capital	1,249	1,081
Retained earnings	2,182	2,241
Accumulated other comprehensive income	157	83

Total stockholders’ equity	3,591	3,408

TOTAL LIABILITIES, MINORITY INTEREST AND STOCKHOLDERS’ EQUITY	$4,511	$4,386

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in millions)

	Three Months Ended September 30,		Six Months Ended September 30,
	2006	2005	2006	2005
OPERATING ACTIVITIES
Net income (loss)	$22	$51	$(59)	$(7)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	37	23	72	46
Stock-based compensation	33	—	70	—
Minority interest	—	2	—	4
Realized net losses on investments and sale of property and equipment	1	1	1	2
Tax benefit from exercise of stock options	—	87	—	92
Acquired in-process technology	2	—	2	—
Change in assets and liabilities:
Receivables, net	(222)	(162)	(63)	(20)
Inventories	(8)	(10)	(5)	(9)
Other assets	2	(4)	14	(16)
Accounts payable	85	59	35	34
Accrued and other liabilities	42	(35)	(111)	(145)

Net cash provided by (used in) operating activities	(6)	12	(44)	(19)

INVESTING ACTIVITIES
Capital expenditures	(48)	(23)	(86)	(56)
Proceeds from sale of marketable equity securities	—	—	—	4
Proceeds from maturities and sales of short-term investments	484	187	680	321
Purchase of short-term investments	(455)	(143)	(604)	(281)
Acquisition of subsidiaries, net of cash acquired	(67)	—	(67)	(3)
Other investing activities	—	—	2	(1)

Net cash provided by (used in) investing activities	(86)	21	(75)	(16)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	48	41	85	60
Excess tax benefit from stock-based compensation	8	—	12	—
Repayment of note assumed in connection with acquisition	—	—	(14)	—
Repurchase and retirement of common stock	—	(372)	—	(709)

Net cash provided by (used in) financing activities	56	(331)	83	(649)

Effect of foreign exchange on cash and cash equivalents	—	(1)	6	(11)

Decrease in cash and cash equivalents	(36)	(299)	(30)	(695)
Beginning cash and cash equivalents	1,248	874	1,242	1,270

Ending cash and cash equivalents	1,212	575	1,212	575
Short-term investments	960	1,655	960	1,655

Ending cash, cash equivalents and short-term investments	$2,172	$2,230	$2,172	$2,230

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	YOY % Change
CONSOLIDATED FINANCIAL DATA
Net revenue	675	1,270	641	413	784	16%
Net revenue - trailing twelve months (“TTM”)	3,021	2,863	2,951	2,999	3,108	3%

Gross profit	391	768	397	245	445	14%
Gross margin - % of net revenue	58%	60%	62%	59%	57%
Gross profit - TTM	1,850	1,693	1,770	1,801	1,855	—
Gross margin - TTM % of net revenue	61%	59%	60%	60%	60%

Operating income (loss)	49	347	25	(119)	14	(71)%
Operating income (loss) margin - % of net revenue	7%	27%	4%	(29)%	2%
Operating income - TTM	472	300	325	302	267	(43)%
Operating income margin - TTM % of net revenue	16%	10%	11%	10%	9%

Net income (loss)	51	259	(16)	(81)	22	(57)%
Diluted earnings (loss) per share	$0.16	$0.83	$(0.05)	$(0.26)	$0.07	(56)%
Net income - TTM	376	260	236	213	184	(51)%
Diluted earnings per share - TTM	$1.17	$0.82	$0.75	$0.68	$0.59	(50)%

Non-GAAP operating income (loss) (a)	54	359	58	(64)	67	24%
Non-GAAP operating income (loss) margin - % of net revenue	8%	28%	9%	(15)%	9%
Non-GAAP operating income - TTM (a)	528	352	378	407	420	(20)%
Non-GAAP operating income margin - TTM % of net revenue	17%	12%	13%	14%	14%

Non-GAAP net income (loss) (a)	46	268	43	(38)	65	41%
Non-GAAP diluted earnings (loss) per share (a)	$0.15	$0.86	$0.14	$(0.12)	$0.21	40%
Non-GAAP net income - TTM (a)	412	289	301	319	338	(18)%
Non-GAAP diluted earnings per share - TTM (a)	$1.29	$0.92	$0.96	$1.03	$1.09	(16)%

CASH FLOW DATA
Operating cash flow	12	278	337	(38)	(6)	(150)%
Operating cash flow - TTM	592	733	596	589	571	(4)%

Capital expenditures	23	31	36	38	48	109%
Capital expenditures - TTM	137	131	123	128	153	12%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	2,230	2,556	2,272	2,231	2,172	(3)%
Marketable equity securities	182	167	160	166	204	12%
Receivables, net	328	567	199	41	267	(19)%
Inventories	74	76	61	59	67	(9)%

STOCK-BASED COMPENSATION
Cost of goods sold	—	—	—	—	1
Marketing and sales	—	—	—	5	4
General and administrative	—	—	1	11	9
Research and development	1	—	1	21	19

Total Stock-Based Compensation	1	—	2	37	33

STOCK-BASED COMPENSATION - as a % of Net Revenue
Cost of goods sold	—	—	—	—	—
Marketing and sales	—	—	—	1%	1%
General and administrative	—	—	—	3%	1%
Research and development	—	—	—	5%	2%

Total Stock-Based Compensation	—	—	—	9%	4%

OTHER
Employees	6,608	6,819	7,175	7,116	7,517	14%
Diluted weighted-average shares	314	311	304	306	315

(a)	Please see attached for Unaudited Reconciliation of GAAP to Non-GAAP Results.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Results

(in millions, except per share data)

The following tables reconcile the Company’s operating income (loss), net income (loss) and diluted earnings (loss) per share as presented in its Unaudited Condensed Consolidated Statements of Operations as prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) with its non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP earnings (loss) per share. The Company’s non-GAAP operating income (loss), net income (loss) and non-GAAP earnings (loss) per share exclude acquired in-process technology, amortization of intangibles, certain litigation expense, restructuring charges, and stock-based compensation. In addition, the Company’s non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share exclude income tax adjustments consisting of the income tax expense associated with the foregoing excluded items and the impact of certain one-time income tax adjustments.

	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
GAAP operating income (loss)	$49	$347	$25	$(119)	$14	(71)%
Acquired in-process technology	—	—	7	—	2
Amortization of intangibles	1	1	4	6	7
Certain litigation expense	1	—	(1)	—	—
COGS amortization of intangibles	2	2	4	6	7
Restructuring charges	—	9	17	6	4
Stock-based compensation	1	—	2	37	33

Non-GAAP operating income (loss)	$54	$359	$58	$(64)	$67	24%

Non-GAAP operating income (loss) margin - % of net revenue	8%	28%	9%	(15)%	9%

GAAP net income (loss)	$51	$259	$(16)	$(81)	$22	(57)%
Acquired in-process technology	—	—	7	—	2
Amortization of intangibles	1	1	4	6	7
Certain litigation expense	1	—	(1)	—	—
COGS amortization of intangibles	2	2	4	6	7
Restructuring charges	—	9	17	6	4
Stock-based compensation	1	—	2	37	33
Income tax adjustments	(10)	(3)	26	(12)	(10)

Non-GAAP net income (loss)	$46	$268	$43	$(38)	$65	41%

Non-GAAP net income (loss) margin - % of net revenue	7%	21%	7%	(9)%	8%

GAAP diluted earnings (loss) per share	$0.16	$0.83	$(0.05)	$(0.26)	$0.07	(56)%
Non-GAAP diluted earnings (loss) per share	$0.15	$0.86	$0.14	$(0.12)	$0.21	40%
Shares used in non-GAAP diluted earnings (loss) per share computation	314	311	312	306	315
TRAILING TWELVE MONTH RECONCILIATION OF RESULTS
GAAP operating income	$472	$300	$325	$302	$267	(43)%
Acquired in-process technology	15	5	8	7	9
Amortization of intangibles	4	4	7	12	18
Certain litigation expense	22	22	—	—	(1)
COGS amortization of intangibles	7	8	9	14	19
Restructuring charges	1	10	26	32	36
Stock-based compensation	7	3	3	40	72

Non-GAAP operating income	$528	$352	$378	$407	$420	(20)%

Non-GAAP operating income margin - % of net revenue	17%	12%	13%	14%	14%

GAAP net income	$376	$260	$236	$213	$184	(51)%
Acquired in-process technology	14	4	8	7	9
Amortization of intangibles	4	4	7	12	18
Certain litigation expense	22	22	—	—	(1)
COGS amortization of intangibles	7	8	9	14	19
Restructuring charges	1	10	26	32	36
Stock-based compensation	7	3	3	40	72
Income tax adjustments	(19)	(22)	12	1	1

Non-GAAP net income	$412	$289	$301	$319	$338	(18)%

Non-GAAP net income margin - % of net revenue	14%	10%	10%	11%	11%

GAAP diluted earnings per share	$1.17	$0.82	$0.75	$0.68	$0.59	(50)%
Non-GAAP diluted earnings per share	$1.29	$0.92	$0.96	$1.03	$1.09	(16)%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	YOY % Change
GEOGRAPHIC REVENUE MIX
North America Revenue	443	618	340	209	512	16%
International Revenue	232	652	301	204	272	17%

Europe Revenue	191	577	262	169	245	28%
Asia Revenue	41	75	39	35	27	(34)%

Net Revenue	675	1,270	641	413	784	16%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	66%	49%	53%	51%	65%
International Revenue	34%	51%	47%	49%	35%

Europe Revenue	28%	45%	41%	41%	31%
Asia Revenue	6%	6%	6%	8%	4%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	304	495	211	99	269	(12)%
Xbox 360	—	76	64	61	166	N/M
Xbox	136	152	68	23	65	(52)%
Nintendo GameCube	27	69	17	11	14	(48)%
Other consoles	—	1	—	—	—	N/M

Total Consoles	467	793	360	194	514	10%

PC	91	148	104	66	86	(5)%

PSP	45	120	54	37	64	42%
Nintendo DS	8	36	11	8	14	75%
Game Boy Advance	7	35	8	7	8	14%
Cellular Handsets	2	1	15	33	35	1650%

Total Mobility	62	192	88	85	121	95%

Co-publishing and Distribution	32	99	52	42	39	22%

Subscription Services	14	16	17	16	15	7%
Licensing, Advertising & Other	9	22	20	10	9	—

Total Internet Services, Licensing & Other	23	38	37	26	24	4%

Net Revenue	675	1,270	641	413	784	16%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	45%	39%	33%	24%	35%
Xbox 360	—	6%	10%	15%	21%
Xbox	20%	12%	10%	5%	8%
Nintendo GameCube	4%	5%	3%	3%	2%

Total Consoles	69%	62%	56%	47%	66%

PC	14%	12%	16%	16%	11%

PSP	7%	9%	9%	9%	8%
Nintendo DS	1%	3%	2%	2%	2%
Game Boy Advance	1%	3%	1%	2%	1%
Cellular Handsets	—	—	2%	8%	4%

Total Mobility	9%	15%	14%	21%	15%

Co-publishing and Distribution	5%	8%	8%	10%	5%

Subscription Services	2%	1%	3%	4%	2%
Licensing, Advertising & Other	1%	2%	3%	2%	1%

Total Internet Services, Licensing & Other	3%	3%	6%	6%	3%

Net Revenue	100%	100%	100%	100%	100%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in millions, except per share data, SKU count and Headcount)

	Q2 FY06	Q3 FY06	Q4 FY06	Q1 FY07	Q2 FY07	YOY % Change
Platform SKU Release Mix
Sony PlayStation 2	9	8	8	2	8	(11)%
Xbox 360	—	5	2	2	7	N/M
Xbox	9	8	8	2	7	(22)%
Nintendo GameCube	6	5	1	1	2	(67)%

Total Consoles	24	26	19	7	24	—

PC	6	7	7	5	6	—

PSP	3	8	2	2	9	200%
Nintendo DS	2	5	1	1	2	—
Game Boy Advance	2	3	—	1	2	—

Total Mobility	7	16	3	4	13	86%

Total SKUs	37	49	29	16	43	16%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q2 Fiscal 2007

Q2 Product Releases	Platform
• FIFA 07	PlayStation®2
• Madden NFL 07	PlayStation 2
• Madden NFL 07 Hall of Fame Edition	PlayStation 2
• NASCAR 07	PlayStation 2
• NBA Live 07	PlayStation 2
• NCAA® Football 07	PlayStation 2
• NHL® 07	PlayStation 2
• Tiger Woods PGA TOUR® 07	PlayStation 2
• Madden NFL 07	XBOX 360™
• Madden NFL 07 Hall of Fame Edition	XBOX 360
• NBA Live 07	XBOX 360
• NCAA Football 07	XBOX 360
• NHL 07	XBOX 360
• The Godfather™ The Game	XBOX 360
• The Lord of the Rings™, The Battle for Middle-earth™ II	XBOX 360
• FIFA 07	Xbox®
• Madden NFL 07	Xbox
• NASCAR 07	Xbox
• NBA Live 07	Xbox
• NCAA Football 07	Xbox
• NHL 07	Xbox
• Tiger Woods PGA TOUR 07	Xbox
• FIFA 07	Nintendo GameCube™
• Madden NFL 07	Nintendo GameCube
• FIFA 07	PC
• Madden NFL 07	PC
• NBA Live 07	PC
• NHL 07	PC
• The Sims™ 2: Glamour Life Stuff	PC
• Tiger Woods PGA TOUR 07	PC
• Def Jam® Fight for NY™: The Takeover	PSP®
• FIFA 07	PSP
• Madden NFL 07	PSP
• NASCAR 07	PSP
• NBA Live 07	PSP
• NCAA Football 07	PSP
• NHL 07	PSP
• The Godfather™ Mob Wars	PSP
• Tiger Woods PGA TOUR 07	PSP
• FIFA 07	Nintendo DS™
• Madden NFL 07	Nintendo DS
• FIFA 07	Game Boy® Advance
• Madden NFL 07	Game Boy Advance
• Def Jam Fight for NY	Cellular Handsets
• EA Sports FIFA Street 2	Cellular Handsets
• EA Sports Madden NFL 07	Cellular Handsets
• Sim City	Cellular Handsets
• Tetris Mania	Cellular Handsets
• Mahjong	iPod®
• Mini-Golf	iPod
• Tetris	iPod

All trademarks are the property of their respective owners.